CENTRAL SECURITIES CORPORATION

STATEMENT OF INVESTMENTS

September 30, 2022

(unaudited)

Shares		Value
COMMON STOCKS 89.3%
	Banks 2.2%
230,000	JPMorgan Chase & Co.	$24,035,000

	Communications Services 5.6%
500,000	Alphabet Inc. Class A (a)	47,825,000
100,000	Meta Platforms, Inc. Class A (a)	13,568,000
		61,393,000

	Diversified Financial 9.8%
270,000	American Express Company	36,425,700
300,000	Capital One Financial Corporation	27,651,000
600,000	The Charles Schwab Corporation	43,122,000
		107,198,700

	Diversified Industrial 4.2%
400,000	AerCap Holdings N.V. (a)	16,932,000
240,000	Brady Corporation Class A	10,015,200
54,000	Roper Technologies, Inc.	19,420,560
		46,367,760

	Energy 4.6%
460,000	Hess Corporation	50,135,400

	Health Care 5.4%
90,000	Johnson & Johnson	14,702,400
185,000	Medtronic plc.	14,938,750
200,000	Merck & Co., Inc.	17,224,000
300,000	Roche Holding AG ADR	12,186,000
		59,051,150

	Insurance Brokers 3.7%
150,000	Aon plc Class A	40,180,500

	Insurance Underwriters 28.2%
28,424	The Plymouth Rock Company Class A (b)(c)	258,658,400
435,000	Progressive Corporation	50,551,350
		309,209,750

	Real Estate 3.3%
1,000,000	Kennedy-Wilson Holdings Inc.	15,460,000
700,000	Rayonier Inc.	20,979,000
		36,439,000

Shares		Value
	Retailing 3.1%
220,000	Amazon.com, Inc. (a)	$24,860,000
11,000	Mercadolibre, Inc. (a)	9,105,580
		33,965,580

	Semiconductor 8.2%
445,000	Analog Devices, Inc.	62,006,300
420,000	Intel Corporation	10,823,400
170,000	Wolfspeed, Inc., Inc. (a)	17,571,200
		90,400,900

	Software and Services 1.9%
90,000	Microsoft Corporation	20,961,000

	Technology Hardware and Equipment 9.0%
335,000	Coherent Corporation (a)(e)	11,674,750
200,000	Keysight Technologies, Inc. (a)	31,472,000
250,000	Motorola Solutions, Inc.	55,992,500
		99,139,250

	Utilities 0.1%
211,186	Star Group, L.P.	1,716,942

	Total Common Stocks (cost $378,816,910)	980,193,932

SHORT-TERM INVESTMENTS 10.7%

	Money Market Fund 3.4%
37,519,353	Fidelity Investments Money Market Fund
	Treasury Only Portfolio Class I	37,519,353
Principal	U.S. Treasury Bills 7.3%
$80,000,000	U.S. Treasury Bills 2.474% - 2.672% due 10/11/22 - 11/8/22 (d)	79,861,979
	Total Short-Term Investments (cost $117,381,332)	117,381,332

	Total Investments (cost $496,198,242) (100.0%)	1,097,575,264

	Cash, receivables and other assets less liabilities (0.0%)	(360,215)

	Net Assets (100%)	$1,097,215,049

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940 and restricted.  See Note 3 and Note 4.

(c) Valued based on Level 3 inputs.  See Note 2.

(d) Valued based on Level 2 inputs.  See Note 2.

(e) Formerly known as II-VI Incorporated.

    See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

(the “Corporation”)

NOTES TO STATEMENT OF INVESTMENTS

(unaudited)

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of September 30, 2022, the tax cost of investments was $496,198,242. Net unrealized appreciation was $601,377,023 consisting of gross unrealized appreciation and gross unrealized depreciation of $642,454,334 and $41,077,311, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

●	Level 1 – Quoted prices in active markets for identical investments;
●	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
●	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of September 30, 2022 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$721,535,532	—	$258,658,400	$980,193,932
Short-term investments	37,519,353	79,861,979	—	117,381,332
Total investments	$759,054,885	$79,861,979	$258,658,400	$1,097,575,264

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2021	$292,767,200
Change in net unrealized appreciation of investments in affiliated companies included in net decrease in net assets resulting from operations	(34,108,800)
Balance at September 30, 2022	$258,658,400

Unrealized appreciation of Level 3 investments held as of September 30, 2022 decreased by $34,108,800 during the nine months ended September 30, 2022, which is included in the above table.

Management assists the Board of Directors in the determination of fair value of Plymouth Rock. In valuing Plymouth Rock as of September 30, 2022, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.9–1.9; average: 1.3); price-to-historical earnings (range: 10.0–38.4; average: 19.8); and price-to-forward earnings estimates (range: 11.7–26.0; average: 19.2). Management also used Plymouth Rock’s book value and a discounted cash flow model based on a forecasted return on equity of approximately 12% and a cost of capital of approximately 12%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management considered a discount range of 25% to 40%, a range management believes market participants would apply. Management presented and discussed the above information with the Corporation’s directors, who determined the value for the investment.

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would have resulted in a higher (lower) range of fair values. Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would have resulted in a lower (higher) range of fair values.

3. Restricted Securities - The Corporation may from time to time invest in securities the resale of which is restricted. On September 30, 2022, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $258,658,400 at September 30, 2022, which was equal to 23.6% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the nine months ended September 30, 2022, unrealized appreciation from the Corporation’s investment in Plymouth Rock decreased by $34,108,800 and the Corporation received dividends of $9,344,958 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer of the Corporation is a director of certain subsidiaries of Plymouth Rock.